UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020 (March 22, 2020)

Oaktree Strategic Income Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-01013	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor, Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2020, OCSI Senior Funding Ltd. (“Funding”), a wholly owned subsidiary of Oaktree Strategic Income Corporation (the “Company”), entered into an amendment (the “DB Credit Facility Amendment”) to the documents governing Funding’s loan financing and servicing agreement (as amended, the “Deutsche Bank Facility”) with the Company, as equityholder and servicer, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, and the other agents parties thereto and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

The DB Credit Facility Amendment, among other things, (a) extended the expiration of the revolving period during which Funding may make drawdowns under the Deutsche Bank Facility to September 30, 2020 unless there is an earlier termination or event of default, (b) extended the maturity date from June 30, 2020 until the earliest of March 30, 2021, the occurrence of an event of default or completion of a securitization transaction, (c) decreased the size of the Deutsche Bank Facility from $250 million to $200 million and (d) modified the interest rate to a rate equal to three-month LIBOR plus 2.25% through September 30, 2020, following which the interest rate will reset to three-month LIBOR plus 2.40% for the remaining term of the Deutsche Bank Facility.  The non-usage fee remains 0.50% per annum payable on the undrawn amount under the Deutsche Bank Facility, and the DB Credit Facility Amendment adds a minimum utilization fee should the drawn amount under the Deutsche Bank Facility fall below 80%. The other material terms of the Deutsche Bank Facility were unchanged.

The description above is only a summary of the material provisions of the DB Credit Facility Amendment and is qualified in its entirety by reference to the DB Credit Facility Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

10.1

Amendment No. 4 to Loan Financing and Servicing Agreement, dated as of March 22, 2020, among OCSI Senior Funding Ltd., as borrower, the Company, as servicer, and Deutsche Bank AG, New York Branch as facility agent and as committed lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2020

OAKTREE STRATEGIC INCOME CORPORATION
By: /s/ Mel Carlisle
Name: Mel Carlisle
Title: Chief Financial Officer and Treasurer